AMENDMENT
                             DATED FEBRUARY 16, 2007
                                     TO THE
                         RULE 18F-3 MULTIPLE CLASS PLAN
                                       OF
                               RYDEX SERIES FUNDS,
                             DATED AUGUST 30, 2004,
                                   AS AMENDED

                         RULE 18F-3 MULTIPLE CLASS PLAN

                               FORM OF SCHEDULE A
                               ------------------

------------------------------------------------------------------------------------------------------------------------------
FUND                                            INVESTOR    ADVISOR                                    INSTITUTIONAL    MASTER
                                                  CLASS      CLASS    A-CLASS    C-CLASS    H-CLASS         CLASS        CLASS
------------------------------------------------------------------------------------------------------------------------------
Nova                                                X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 (formerly Ursa)                     X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
OTC                                                 X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Inverse OTC (formerly Arktos)                       X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Government Long Bond
  Advantage (formerly U.S.
  Government Bond)                                  X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond (formerly Juno)        X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market                        X          X         X          X                        X
------------------------------------------------------------------------------------------------------------------------------
Nova Master                                                                                                                X
------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master (formerly Ursa Master)                                                                              X
------------------------------------------------------------------------------------------------------------------------------
OTC Master                                                                                                                 X
------------------------------------------------------------------------------------------------------------------------------
Inverse OTC Master (formerly Arktos Master)                                                                                X
------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond Master
  (formerly Juno Master)                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------
Utilities Master                                                                                                           X
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage Master
  (formerly Medius Master)                                                                                                 X
------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap Master                                                                                                     X
------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000 Master
  (formerly Inverse Small-Cap
  Master)                                                                                                                  X
------------------------------------------------------------------------------------------------------------------------------
Europe Advantage (formerly Large-Cap Europe)
                                                                         X          X           X
------------------------------------------------------------------------------------------------------------------------------
Japan Advantage (formerly Large-Cap Japan)
                                                                         X          X           X
------------------------------------------------------------------------------------------------------------------------------
All-Cap Value                                                                                   X
------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Advantage (formerly Mekros)                                 X          X           X
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage (formerly Medius)                                      X          X           X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FUND                                            INVESTOR    ADVISOR                                    INSTITUTIONAL    MASTER
                                                  CLASS      CLASS    A-CLASS    C-CLASS    H-CLASS         CLASS        CLASS
------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                                                          X          X           X
------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                                                         X          X           X
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                                                            X          X           X
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                                                           X          X           X
------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                                                          X          X           X
------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                                                          X          X           X
------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                                                         X          X           X
------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000
(formerly Inverse Small-Cap)                                             X          X           X
------------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening
  Dollar (formerly Strengthening Dollar)                                 X          X           X
------------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar
  (formerly Weakening Dollar)                                            X          X           X
------------------------------------------------------------------------------------------------------------------------------
Banking                                             X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Basic Materials                                     X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Biotechnology                                       X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Commodities                                                              X          X           X
------------------------------------------------------------------------------------------------------------------------------
Consumer Products                                   X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Electronics                                         X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Energy                                              X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Energy Services                                     X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Financial Services                                  X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Health Care                                         X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Internet                                            X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Leisure                                             X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Precious Metals                                     X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                              X          X           X
------------------------------------------------------------------------------------------------------------------------------
Retailing                                           X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Technology                                          X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Telecommunications                                  X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Transportation                                      X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Utilities                                           X          X         X          X
------------------------------------------------------------------------------------------------------------------------------
Sector Rotation                                                          X          X           X
------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity
  (formerly Core Equity)                                                 X          X           X
------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies                                               X          X           X
------------------------------------------------------------------------------------------------------------------------------
Market Neutral                                                           X          X           X
------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                                                            X          X           X
------------------------------------------------------------------------------------------------------------------------------
S&P 500                                                                  X          X           X
------------------------------------------------------------------------------------------------------------------------------
Russell 2000                                                             X          X           X
------------------------------------------------------------------------------------------------------------------------------
EPT Moderate                                                             X          X           X
------------------------------------------------------------------------------------------------------------------------------
EPT Conservative                                                         X          X           X
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FUND                                            INVESTOR    ADVISOR                                    INSTITUTIONAL    MASTER
                                                  CLASS      CLASS    A-CLASS    C-CLASS    H-CLASS         CLASS        CLASS
------------------------------------------------------------------------------------------------------------------------------
EPT Aggressive                                                           X          X           X
------------------------------------------------------------------------------------------------------------------------------
Managed Futures                                                          X          X           X
------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD STRATEGY                                                      X          X           X
------------------------------------------------------------------------------------------------------------------------------
INVERSE HIGH YIELD STRATEGY                                              X          X           X
------------------------------------------------------------------------------------------------------------------------------

                          ADDITIONS ARE NOTED IN BOLD.